Exhibit 99.2
Second Quarter 2026 Financial Results
August 10, 2026

Telos Corporation Reports 33% Revenue Growth and Continued Robust Cash Flow Margins; Raises Full Year Profit Guidance
•Substantial Growth: Revenue grew 33% year-over-year to $47.7 million, exceeding guidance, and driven by 44% growth in Security Solutions primarily due to the expansion of large programs in Telos ID.
•Healthy Gross Margins: GAAP Gross Margin and Cash Gross Margin1 both exceeded guidance assumptions and expanded YoY primarily due to performance of Telos ID. GAAP Gross Margin was 35.0% and Cash Gross Margin1 was 40.6%.
•Disciplined Cost Management: GAAP Operating Expenses declined 25% year-over-year primarily due to lower stock-based compensation expense. Adjusted Operating Expenses1 declined 6% primarily due to restructuring and ongoing cost management initiatives.
•Expanded Operating Margins: GAAP Net Income was $0.7 million; Adjusted EBITDA1 was $6.9 million, exceeding guidance. GAAP Net Income Margin was 1.4%; Adjusted EBITDA Margin1 expanded from 1.1% to 14.4% year-over-year primarily due to revenue growth in Telos ID and lower operating expenses.
•Robust Cash Flow Margins: Cash Flow from Operations was $8.8 million or 18.5% of revenue. Free Cash Flow1 increased 43% year-over-year to $6.6 million. Free Cash Flow Margin1 was 13.9% and represents the sixth consecutive quarter over 12.0%.
•Continued Share Repurchases: Deployed $4.7 million to repurchase over 1.0 million shares at an average price of $4.50 per share.
•Forecast: Sequential revenue growth and ongoing share repurchases in the third quarter. Raising full year profit outlook on slightly lower revenues.

Financial Guidance for the Third Quarter and Full Year Ending December 31, 2026
	Third Quarter	Full Year
		Prior	Updated
Revenue	$49.2 million - $50.6 million	$187 million - $200 million	$187 million - $195 million
Year-Over-Year Growth	(4%) - (2%)	14% - 21%	14% - 18%
Adjusted EBITDA[2]	$6.0 million - $6.8 million	$20.6 million - $28.0 million	$23.6 million - $28.6 million
Adjusted EBITDA Margin[2]	12.2% - 13.4%	11.0% - 14.0%	12.6% - 14.7%

1 Cash Gross Margin, Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and Free Cash Flow Margin are non-GAAP financial measures. Refer to “Non- GAAP Financial Measures” below.
2Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. The Company has not provided a reconciliation to the most directly comparable GAAP measures to these forward-looking non-GAAP financial measures because certain items are out of the Company’s control or cannot be reasonably predicted. Accordingly, reconciliations of forward-looking Adjusted EBITDA and Adjusted EBITDA Margin are not available without unreasonable effort.

Second Quarter 2026 Financial Highlights
	Three Months Ended
	June 30, 2026	June 30, 2025

	(amounts in millions, except per share data)
Revenue	$47.7	$36.0
Gross Profit	$16.7	$11.9
Gross Margin	35.0%	33.2%
Adjusted Gross Profit[1]	$16.9	$12.1
Adjusted Gross Margin[1]	35.4%	33.6%
Cash Gross Profit[1]	$19.4	$13.8
Cash Gross Margin[1]	40.6%	38.4%
GAAP Net Income (Loss)	$0.7	$(9.5)
GAAP Net Income (Loss) Margin	1.4%	(26.5%)
Adjusted Net Income (Loss)[1]	$3.4	$(2.3)
EBITDA[1]	$3.7	$(7.4)
Adjusted EBITDA[1]	$6.9	$0.4
Adjusted EBITDA Margin[1]	14.4%	1.1%
GAAP EPS, basic	$0.01	$(0.13)
Weighted-average Shares of Common Stock Outstanding, basic (GAAP)	74.9	73.2
GAAP EPS, diluted[2]	$0.01	$(0.13)
Weighted-average Shares of Common Stock Outstanding, diluted/basic[2] (GAAP)	77.5	73.2
Adjusted EPS[1]	$0.04	$(0.03)
Weighted-average Shares of Common Stock Outstanding, diluted/basic[2] (non-GAAP)	77.5	73.2
Cash Flow from Operations	$8.8	$7.0
Free Cash Flow[1]	$6.6	$4.6
Free Cash Flow Margin[1]	13.9%	12.9%
1 Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Net Income (Loss), EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EPS, Free Cash Flow, and Free Cash Flow Margin are non-GAAP financial measures. Refer to "Non-GAAP Financial Measures" below.
2 This line is labeled “diluted/basic” because for a period of net loss, potentially dilutive shares are not included in the calculation of diluted earnings (loss) per share, because to do so would be anti-dilutive. For the second quarter of 2025, the basic and diluted weighted-average share of common stock outstanding are the same due to a Net Loss position.
Forward-Looking Statements
This summary contains forward-looking statements, including all of the information described as “forecast” or “guidance”, which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions, and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2025, and its Quarterly Reports on Form 10-Q, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.
Although the Company bases these forward-looking statements on assumptions that its management believes are reasonable when made, the Company cautions the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this summary. Given these risks, uncertainties, and other factors, many of which are beyond its control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

Non-GAAP Financial Measures
In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP financial measures of EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Incremental Adjusted EBITDA, Incremental Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted Earnings Per Share ("EPS"), Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses, Free Cash Flow and Free Cash Flow Margin are useful in evaluating our operating and cash flow performance. We believe that this non-GAAP financial information, when taken collectively with our GAAP results, may be helpful to readers of our financial statements because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is provided below for each of these non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.
Telos believes that EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Incremental Adjusted EBITDA, Incremental Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS, Cash Operating Expenses, and Adjusted Operating Expenses provide the Board of Directors, management and investors with a clear representation of the Company’s core operating performance and trends, provide greater visibility into the long-term financial performance of the Company, and eliminate the impact of items that do not relate to the ongoing operating performance of the business. Further, Adjusted EBITDA is used by the Board of Directors and management to prepare and approve the Company’s annual budget, and to evaluate the performance of certain management personnel when determining incentive compensation. Adjusted Gross Profit, Cash Gross Profit, Adjusted Gross Margin and Cash Gross Margin provide management and investors a clear representation of the core economics of gross profit and gross margin without the impact of non-cash expenses and sunk costs expended. Telos uses Free Cash Flow and Free Cash Flow Margin to understand the cash flows that directly correspond with our operations and the investments the Company must make in those operations, using a methodology that combines operating cash flows and capital expenditures. Further, Free Cash Flow may be useful to management and investors in evaluating the Company's operating and cash flow performance and liquidity, and the Board of Directors uses this measure to evaluate the performance of certain management personnel when determining incentive compensation. Telos believes these non-GAAP financial measures facilitate the comparison of the Company’s operating and cash performance on a consistent basis between periods by excluding certain items that may, or could, have a disproportionately positive or negative impact on the Company’s results of operations in any particular period. When viewed in combination with the Company’s results prepared in accordance with GAAP, these non-GAAP financial measures help provide a broader picture of factors and trends affecting the Company’s results of operations.
EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Incremental Adjusted EBITDA, Incremental Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses, Free Cash Flow and Free Cash Flow Margin are supplemental measures of operating and cash flow performance that are not made under GAAP and do not represent, and should not be considered as an alternative to gross profit, gross margin, net (loss) income, earnings per share, operating expenses or net cash flows (used in) provided by operating activities, as determined by GAAP.
The Company defines EBITDA as net income (loss), adjusted for non-operating (income) expense, interest expense, provision for (benefit from) income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA, adjusted for stock-based compensation expense, impairment loss on goodwill and intangible assets, and restructuring expenses (adjustments). The Company defines EBITDA Margin, as EBITDA as a percentage of total revenue. The Company defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue. The Company defines Incremental Adjusted EBITDA as the net change between current and prior year Adjusted EBITDA. The Company defines Incremental Adjusted EBITDA Margin as Incremental Adjusted EBITDA as a percentage of the net change between current and prior year total revenue. The Company defines Adjusted Net Income (Loss) as net (loss) income, adjusted for non-operating (income) expense, stock-based compensation expense, impairment loss on goodwill and intangible assets, and restructuring expenses (adjustments). The Company defines Adjusted EPS as Adjusted Net Income (Loss) divided by the weighted-average number of common shares outstanding for the period. The Company defines Adjusted Gross Profit as gross profit, plus stock-based compensation expense, impairment loss on intangible assets, and restructuring expenses charged under cost of sales. The Company defines Adjusted Gross Margin as Adjusted Gross Profit as a percentage of total revenue. The Company defines Cash Gross Profit as Adjusted Gross Profit, plus depreciation and amortization. The Company defines Cash Gross Margin as Cash Gross Profit as a percentage of total revenue. The Company defines Adjusted Operating Expenses as operating expenses, adjusted for stock-based compensation expenses, impairment loss on goodwill and intangible assets, and restructuring expenses (adjustments). The Company defines Cash Operating Expenses as Adjusted Operating Expenses, adjusted for depreciation and amortization, and capitalized software development costs. Free Cash Flow is defined as net cash (used in) provided by operating activities, less net purchases of property and equipment, and capitalized software development costs. The Company defines Free Cash Flow Margin as Free Cash Flow as a percentage of total revenue.

EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Incremental Adjusted EBITDA, Incremental Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses, Free Cash Flow, and Free Cash Flow Margin each has limitations as an analytical tool, and you should not consider any of them in isolation, or as a substitute for analysis of results as reported under GAAP. Among other limitations, each of EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Incremental Adjusted EBITDA, Incremental Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses, Free Cash Flow and Free Cash Flow Margin does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments, does not reflect the impact of certain cash and non-cash charges resulting from matters considered not to be indicative of ongoing operations, and does not reflect income tax expense or benefit. Other companies in the Company’s industry may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Incremental Adjusted EBITDA, Incremental Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses, Free Cash Flow and Free Cash Flow Margin differently than Telos does, which limits its usefulness as a comparative measure. Because of these limitations, neither EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Incremental Adjusted EBITDA, Incremental Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses, Free Cash Flow, nor Free Cash Flow Margin should be considered as a replacement for gross profit, gross margin, net (loss) income, earnings per share, operating expenses, net cash flows (used in) provided by operating activities, or operating cash flow margin as determined by GAAP, or as a measure of profitability. Telos compensates for these limitations by relying primarily on the Company’s GAAP results and using non-GAAP measures only for supplemental purposes.
About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with efficient, adaptable, and secure solutions that safeguard people, systems, and information. We deliver advanced capabilities across cyber governance, risk, and compliance (GRC) with Xacta®; identity and biometric solutions; secure networks and communications; and TSA PreCheck® enrollment services. Serving the U.S. federal government, regulated industries, and global enterprises, Telos helps customers stay ahead of evolving threats, accelerate compliance, and achieve mission success. Driven by purpose and guided by our core values, we build trusted partnerships, deliver superior solutions, and help create a more secure, interconnected world. Learn more at www.telos.com.
Media:
media@telos.com
Investors:
InvestorRelations@telos.com

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025

	(in thousands, except per share amounts)
Revenue – Security Solutions	$46,662	$32,474	$92,632	$58,292
Revenue – Secure Networks	1,083	3,494	2,855	8,292
Total revenue	47,745	35,968	95,487	66,584
Cost of sales – Security Solutions (excluding depreciation and amortization)	27,651	19,462	54,165	32,719
Cost of sales – Secure Networks (excluding depreciation and amortization)	888	2,859	2,145	6,533
Depreciation and amortization	2,514	1,715	5,110	3,218
Total cost of sales	31,053	24,036	61,420	42,470
Gross profit	16,692	11,932	34,067	24,114
Operating expenses:
Research and development expenses	1,345	1,512	2,702	3,083
Selling, general and administrative expenses	15,037	20,303	29,600	39,936
Total operating expenses	16,382	21,815	32,302	43,019
Operating income (loss)	310	(9,883)	1,765	(18,905)
Other income	501	553	1,198	1,114
Interest expense	(107)	(141)	(218)	(288)
Income (loss) before income taxes	704	(9,471)	2,745	(18,079)
Provision for income taxes	(44)	(46)	(62)	(42)
Net income (loss)	$660	$(9,517)	$2,683	$(18,121)

Net income (loss) per share:
Basic	$0.01	$(0.13)	$0.04	$(0.25)
Diluted	$0.01	$(0.13)	$0.03	$(0.25)

Weighted-average shares outstanding:
Basic	74,895	73,163	74,361	72,940
Diluted	77,547	73,163	77,576	72,940

TELOS CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2026	December 31, 2025

	(in thousands, except per share amount and share data)
Assets:
Cash and cash equivalents	$50,647	$53,180
Accounts receivable, net	18,000	17,000
Inventories, net	4,917	996
Prepaid expenses	7,562	10,565
Deferred program expenses	13,920	10,006
Other current assets	1,779	2,666
Total current assets	96,825	94,413
Property and equipment, net	2,490	3,071
Finance lease right-of-use assets, net	3,560	4,170
Operating lease right-of-use assets, net	298	410
Goodwill	3,006	3,006
Intangible assets, net	29,213	30,281
Other assets	4,357	4,513
Total assets	$139,749	$139,864
Liabilities and Stockholders' Equity
Liabilities:
Accounts payable	$6,390	$4,087
Accrued liabilities	5,673	6,900
Accrued compensation and benefits	8,985	12,309
Contract liabilities – current portion	17,220	11,223
Finance lease obligations – current portion	2,113	2,033
Operating lease obligations – current portion	255	232
Total current liabilities	40,636	36,784
Contract liabilities – non-current portion	874	1,124
Finance lease obligations – non-current portion	4,536	5,608
Operating lease obligations – non-current portion	62	186
Deferred income taxes	57	53
Other liabilities	171	159
Total liabilities	46,336	43,914
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value, 250,000,000 shares authorized, 74,736,789 shares and 72,773,272 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	113	111
Additional paid-in capital	454,611	459,828
Accumulated other comprehensive loss	(101)	(96)
Accumulated deficit	(361,210)	(363,893)
Total stockholders’ equity	93,413	95,950
Total liabilities and stockholders’ equity	$139,749	$139,864

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025

	(in thousands)
Cash flows from operating activities:
Net income (loss)	$660	$(9,517)	$2,683	$(18,121)
Adjustments to reconcile net income (loss) to cash flows from operations:
Stock-based compensation	3,213	7,757	6,184	14,805
Depreciation and amortization	3,347	2,509	6,776	4,845
Loss on disposal of fixed assets	1	—	52	—
Provision for inventory obsolescence	42	—	42	—
Amortization of debt issuance costs	9	18	17	35
Deferred income taxes	2	31	4	27
Provision for (recovery from) doubtful accounts	—	(15)	1	(20)
Changes in operating assets and liabilities:
Accounts receivable	(1,576)	(341)	(1,001)	86
Inventories	(817)	(1,373)	(1,942)	(1,079)
Prepaid expenses, deferred program expenses, other current assets and other assets	7,069	(4,655)	4,445	(1,933)
Accounts payable	(594)	9,628	(2,158)	9,540
Accrued compensation and benefits	325	226	(208)	601
Contract liabilities	(953)	6,207	5,746	6,114
Accrued liabilities and other liabilities	(1,895)	(3,525)	(3,152)	(1,844)
Net cash provided by operating activities	8,833	6,950	17,489	13,056
Cash flows from investing activities:
Capitalized software development costs	(1,970)	(2,187)	(4,102)	(4,401)
Purchases of property and equipment	(246)	(134)	(391)	(257)
Net cash used in investing activities	(2,216)	(2,321)	(4,493)	(4,658)
Cash flows from financing activities:
Payment of tax withholding related to net share settlement of equity awards	(1,007)	(958)	(7,626)	(1,062)
Repurchases of common stock	(4,691)	(4,002)	(6,889)	(4,002)
Payments under finance lease obligations	(501)	(462)	(992)	(914)
Payments for debt issuance costs	—	—	(21)	—
Net cash used in financing activities	(6,199)	(5,422)	(15,528)	(5,978)
Net change in cash, cash equivalents, and restricted cash	418	(793)	(2,532)	2,420
Cash, cash equivalents, and restricted cash, beginning of period	50,370	57,930	53,320	54,717
Cash, cash equivalents, and restricted cash, end of period	$50,788	$57,137	$50,788	$57,137

NON-GAAP FINANCIAL MEASURES
(Unaudited)

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA; Net Income (Loss) Margin to EBITDA Margin and Adjusted EBITDA Margin; Incremental Net Income (Loss) and Net Income (Loss) Margin to Incremental Adjusted EBITDA and Incremental Adjusted EBITDA Margin
	For the Three Months Ended						For the Six Months Ended
	June 30, 2026		June 30, 2025		Year-over-Year Change		June 30, 2026		June 30, 2025		Year-over-Year Change
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin

Net income (loss)	$660	1.4%	$(9,517)	(26.5%)	$10,177	86.4%	$2,683	2.8%	$(18,121)	(27.2%)	$20,804	72.0%
Other income	(501)	(1.0%)	(553)	(1.5%)	52	0.5%	(1,198)	(1.3%)	(1,114)	(1.7%)	(84)	(0.3%)
Interest expense	107	0.2%	141	0.4%	(34)	(0.3%)	218	0.2%	288	0.4%	(70)	(0.3%)
Provision for income taxes	44	0.1%	46	0.1%	(2)	— %	62	0.1%	42	0.1%	20	0.1%
Depreciation and amortization	3,347	7.0%	2,509	7.0%	838	7.1%	6,776	7.1%	4,845	7.3%	1,931	6.7%
EBITDA (Non-GAAP)	3,657	7.7%	(7,374)	(20.5%)	11,031	93.7%	8,541	8.9%	(14,060)	(21.1%)	22,601	78.2%
Stock-based compensation expense (1)	3,213	6.7%	7,757	21.6%	(4,544)	(38.6%)	6,184	6.5%	14,805	22.2%	(8,621)	(29.8%)
Adjusted EBITDA (Non-GAAP)	$6,870	14.4%	$383	1.1%	$6,487	55.1%	$14,725	15.4%	$745	1.1%	$13,980	48.4%
Total revenues	$47,745		$35,968		$11,777		$95,487		$66,584		$28,903
(1) The stock-based compensation expense to EBITDA is made up of stock-based compensation expense for the awarded RSUs, PSUs, and stock options, and other sources. Stock-based compensation expense for the awarded RSUs, PSUs and stock options was $1.9 million and $3.7 million for the three and six months ended June 30, 2026, respectively, and $6.8 million and $12.3 million, for the three and six months ended June 30, 2025, respectively. Stock-based compensation expense from other sources was $1.3 million and $2.5 million for the three and six months ended June 30, 2026, respectively, and $1.0 million and $2.5 million for the three and six months ended June 30, 2025, respectively. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, the Company has the discretion to determine whether this compensation will ultimately be paid in stock or cash up until the date at which it is paid. Any change to the expected payment form would result in out-of-quarter adjustments to this add back to Adjusted EBITDA.

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss); EPS to Adjusted EPS
	For the Three Months Ended		For the Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025

	(in thousands, except per share data)
Net income (loss)	$660	$(9,517)	$2,683	$(18,121)
Adjustments:
Other income	(501)	(553)	$(1,198)	$(1,114)
Stock-based compensation expense(1)	3,213	7,757	$6,184	$14,805
Adjusted net income (loss) (Non-GAAP)	$3,372	$(2,313)	$7,669	$(4,430)

Earnings (loss) per share, diluted	$0.01	$(0.13)	$0.03	$(0.25)
Adjustments:
Other income	(0.01)	(0.01)	(0.01)	(0.01)
Stock-based compensation expense(1)	0.04	0.11	0.08	0.20
Adjusted earnings (loss) per share, diluted (Non-GAAP)	$0.04	$(0.03)	$0.10	$(0.06)

Weighted-average shares to compute GAAP earnings (loss) per share, diluted	77,547	73,163	77,576	72,940
Weighted-average shares to compute non-GAAP earnings (loss) per share, diluted	77,547	73,163	77,576	72,940
(1) The stock-based compensation expense to net income (loss) is made up of stock-based compensation expense for the awarded RSUs, PSUs, and stock options, and other sources. Stock-based compensation expense for the awarded RSUs, PSUs and stock options was $1.9 million and $3.7 million for the three and six months ended June 30, 2026, respectively, and $6.8 million and $12.3 million for the three and six months ended June 30, 2025, respectively. Stock-based compensation expense from other sources was $1.3 million and $2.5 million for the three and six months ended June 30, 2026, respectively and $1.0 million and $2.5 million for the three and six months ended June 30, 2025, respectively. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, the Company has the discretion to determine whether this compensation will ultimately be paid in stock or cash up until the date at which it is paid. Any change to the expected payment form would result in out-of-quarter adjustments to this add back to Adjusted Net Income (Loss).

Reconciliation of Gross Profit to Adjusted Gross Profit and Cash Gross Profit; Gross Margin to Adjusted Gross Margin and Cash Gross Margin
	For the Three Months Ended				For the Six Months Ended
	June 30, 2026		June 30, 2025		June 30, 2026		June 30, 2025
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin

	(dollars in thousands)
Gross profit	$16,692	35.0%	$11,932	33.2%	$34,067	35.7%	$24,114	36.2%
Adjustments:
Stock-based compensation expense — cost of sales	202	0.4%	149	0.4%	418	0.4%	339	0.5%
Adjusted gross profit (Non-GAAP)	16,894	35.4%	12,081	33.6%	34,485	36.1%	24,453	36.7%
Depreciation and amortization — cost of sales	2,514	5.2%	1,715	4.8%	5,110	5.4%	3,218	4.9%
Cash gross profit (Non-GAAP)	$19,408	40.6%	$13,796	38.4%	$39,595	41.5%	$27,671	41.6%

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow and Free Cash Flow Margin
	For the Three Months Ended		For the Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025

	(dollars in thousands)
Net cash provided by operating activities	$8,833	$6,950	$17,489	$13,056
Adjustments:
Capitalized software development costs	(1,970)	(2,187)	(4,102)	(4,401)
Purchases of property and equipment	(246)	(134)	(391)	(257)
Free cash flow (Non-GAAP)	$6,617	$4,629	$12,996	$8,398

Revenue	$47,745	$35,968	$95,487	$66,584

Operating cash flow margin	18.5%	19.3%	18.3%	19.6%
Free cash flow margin (Non-GAAP)	13.9%	12.9%	13.6%	12.6%

Reconciliation of Operating Expenses to Adjusted Operating Expenses and Cash Operating Expenses
	For the Three Months Ended		For the Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025

	(in thousands)
Operating expenses	$16,382	$21,815	$32,302	$43,019
Adjustments:
Stock-based compensation expense	(3,011)	(7,608)	(5,766)	(14,466)
Adjusted operating expenses (Non-GAAP)	13,371	14,207	26,536	28,553
Depreciation and amortization	(833)	(794)	(1,666)	(1,627)
Software R&D capitalized costs	1,945	2,149	3,987	4,419
Cash operating expenses (Non-GAAP)	$14,483	$15,562	$28,857	$31,345